Exhibit 10.2.6

          FIFTH AMENDMENT, dated as of January 11, 2005 (this “Amendment”), to the Amended and Restated Transfer and Administration Agreement (the “Agreement”), dated as of December 15, 2000, as amended as of January 15, 2002, as of January 14, 2003, as of January 13, 2004 and as of April 19, 2004, by and among CNH Capital Receivables LLC (formerly known as CNH Capital Receivables Inc.), a Delaware limited liability company, as transferor (the “Transferor”), CNH Capital America LLC (formerly known as Case Credit Corporation), a Delaware limited liability company (“CNH Capital”), in its individual capacity and as Servicer (the “Servicer”), the several commercial paper conduits listed on Schedule I thereto and their respective permitted successors and assigns (the “CP Conduit Purchasers”), the several banks party thereto (the “APA Banks”), the agent banks party thereto (the “Funding Agents”) and JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the “Administrative Agent”).

W I T N E S S E T H:

          WHEREAS, the Transferor has requested, and, upon this Amendment becoming effective, the Servicer, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Administrative Agent have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have the meanings given to them therein.

          2. Amendments to Article I. Article I of the Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following new definitions:

     “‘Discounted Present Value’ shall mean, on any Settlement Date, an amount equal to the present value, discounted at a rate per annum equal to the sum of (i) the Cap Strike Rate for such Settlement Date and (ii) the sum of (A) the product of 1.50 times the Net Loss Percentage for such Settlement Date, (B) 1.02% and (C) the Applicable Margin on such Settlement Date, of the payments on a Receivable having (x) equal monthly payments in an amount equal to the Monthly Payment Amount on such Settlement Date and (y) a term to maturity equal to the Weighted Average Maturity on such Settlement Date.

     ‘Required Enhancement Percentage’ shall mean on any Settlement Date (i) during any period when the unsecured long-term debt of CNH Global N.V. is rated at least BB by S&P and at least Ba2 by Moody’s, 2% and (ii) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (i) hereof, 4%; provided, however, that if (A) the Net Loss Percentage on any Settlement Date exceeds 4.00% or (B) the CNH Portfolio Delinquency Ratio on any Settlement Date exceeds 4.00%, the Required Enhancement Percentage on such Settlement Date shall equal the sum of 2% and the percentage set forth in clause (i) or (ii) then applicable.

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     ‘Scheduled Expiry Date’ shall mean, with respect to any Purchaser, the later of (a) January 10, 2006 and (b) the last day of any extension of such Purchaser’s Commitment made in accordance with Section 3.1(c).”

          3. Amendments to Fee Letter. The Fee Letter referred to in the Agreement is hereby amended (a) to provide that the Program Fee Rate shall be:

     (i) during any period when the unsecured long-term debt of CNH Global N.V. is rated at least BB+ by S&P and at least Ba1 by Moody’s, 0.600% per annum;

     (ii) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (a)(i) hereof and the unsecured long-term debt of CNH Global N.V. is rated at least BB by S&P and at least Ba2 by Moody’s, 0.650% per annum;

     (iii) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (a)(i) or (ii) hereof and the unsecured long-term debt of CNH Global N.V. is rated at least BB- by S&P and at least Ba3 by Moody’s, 0.750% per annum;

     (iv) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (a)(i), (ii) or (iii) hereof and the unsecured long-term debt of CNH Global N.V. is rated at least B+ by S&P and at least B1 by Moody’s, 0.800% per annum;

     (v) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (a)(i), (ii), (iii) or (iv) hereof and the unsecured long-term debt of CNH Global N.V. is rated at least B by S&P and at least B2 by Moody’s, 0.850% per annum;

     (vi) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (a)(i), (ii), (iii), (iv) or (v) hereof and the unsecured long-term debt of CNH Global N.V. is rated at least B- by S&P and at least B3 by Moody’s, 0.950% per annum; and

     (vii) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (a)(i), (ii), (iii), (iv), (v) or (vi) hereof, 1.05% per annum, and

          (b) to provide that the Unused Fee Rate shall be:

     (i) during any period when the unsecured long-term debt of CNH Global N.V. is rated at least BB- by S&P and at least Ba3 by Moody’s, 0.200% per annum;

     (ii) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (b)(i) hereof and the

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unsecured long-term debt of CNH Global N.V. is rated at least B+ by S&P and at least B1 by Moody’s, 0.250% per annum;

     (iii) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (b)(i) or (ii) hereof and the unsecured long-term debt of CNH Global N.V. is rated at least B by S&P and at least B2 by Moody’s, 0.400% per annum;

     (iv) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (b)(i), (ii) or (iii) hereof and the unsecured long-term debt of CNH Global N.V. is rated at least B- by S&P and at least B3 by Moody’s, 0.500% per annum; and

     (v) during any period when the unsecured long-term debt of CNH Global N.V. does not satisfy the ratings required by clause (b)(i), (ii), (iii) or (iv) hereof, 0.600% per annum.

          4. Conditions to Effectiveness. This Amendment shall become effective on January 11, 2005 (the “Amendment Effective Date”) if each of the following conditions precedent shall have been satisfied on or prior to such day:

          (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Transferor, the Servicer, each CP Conduit Purchaser, each APA Bank and the Administrative Agent;

          (b) The representations and warranties of the Transferor, the Servicer and each Seller contained in the Basic Documents shall be true and correct in all material respects as of the Amendment Effective Date; and

          (c) The Transferor shall have paid to each CP Conduit Purchaser or the APA Bank with respect to each CP Conduit Purchaser a non-refundable renewal fee in an amount equal to 0.08% of the APA Bank Commitment Amount of such APA Bank.

          5. Miscellaneous.

          (a) Payment of Expenses. The Transferor agrees to pay or reimburse the Administrative Agent and each Purchaser for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment; provided, however, that the obligation of the Transferor to pay or reimburse the Administrative Agent and the Purchasers for the reasonable fees and disbursements of counsel in connection with this Amendment shall be limited to the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP.

          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

          (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

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STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     (ii) This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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          IN WITNESS WHEREOF, the Transferor, the Servicer, the CP Conduit Purchasers, the APA Banks and the Administrative Agent have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CNH CAPITAL RECEIVABLES LLC (formerly known as CNH Capital Receivables Inc.)

By:	/s/ Brian J. O’Keane

Name: Brian J. O’Keane
Title: Assistant Treasurer

CNH CAPITAL AMERICA LLC (formerly known as Case Credit Corporation)

By:	/s/ Brian J. O’Keane

Name: Brian J. O’Keane
Title: Assistant Treasurer

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent

By:	/s/ Beth M. Provanzana

Name: Beth M. Provanzana
Title: Vice President

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser

By:	/s/ Andrew L. Stidd

Name: Andrew L. Stidd
Title: President

DELAWARE FUNDING COMPANY, LLC, as a CP Conduit Purchaser

By: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as attorney-in-fact for Delaware Funding Company, LLC

By:	/s/ Beth M. Provanzana

Authorized Signatory

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), as an APA Bank

By:	/s/ Beth M. Provanzana

Name: Beth M. Provanzana
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), as a Funding Agent

By:	/s/ Beth M. Provanzana

Name: Beth M. Provanzana
Title: Vice President

YC SUSI TRUST, as a CP Conduit Purchaser

By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Willem Van Beek

Name: Willem Van Beek
Title: Principal

BANK OF AMERICA, N.A., as an APA Bank

By:	/s/ Willem Van Beek

Name: Willem Van Beek
Title: Principal

BANK OF AMERICA, N.A., as a Funding Agent

By:	/s/ Willem Van Beek

Name: Willem Van Beek
Title: Principal

ALPINE SECURITIZATION CORP., as a CP Conduit Purchaser

By Credit Suisse First Boston as Attorney in Fact

By:	/s/ Mark Lengel

Name: Mark Lengel
Title: Director

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as an APA Bank

By:	/s/ Michael W. Koenitzer

Name: Michael W. Koenitzer
Title: Director

By:	/s/ Josh Borg

Name: Josh Borg
Title: Vice President

CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Funding Agent

By:	/s/ Michael W. Koenitzer

Name: Michael W. Koenitzer
Title: Director

By:	/s/ Josh Borg

Name: Josh Borg
Title: Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By:	/s/ Matthew Dorr

Title: Vice President

COÖPERATIEVE CENTRALE RAFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as an APA Bank

By:	/s/ Brett Delfino

Title: Executive Director

By:	/s/ Jacqueline L. Arambulo

Title: Vice President

COÖPERATIEVE CENTRALE RAFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Funding Agent

By:	/s/ Brett Delfino

Title: Executive Director

By:	/s/ Jacqueline L. Arambulo

Title: Vice President

STARBIRD FUNDING CORPORATION, as a CP Conduit Purchaser

By:	/s/

Title: Treasurer

BNP PARIBAS, acting through its New York Branch, as an APA Bank

By:

Title:

By:	/s/ Sean Reddington

Title: Managing Director

BNP PARIBAS, acting through its New York Branch, as a Funding Agent

By:

Title:

By:	/s/ Sean Reddington

Title: Managing Director